Exhibit 99.1





   Bio-Rad Laboratories, Inc.,

   CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
   PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   I, Norman Schwartz, of Bio-Rad Laboratories, Inc. (the
   "Registrant"), do hereby certify in accordance with 18 U.S.C.
   Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

        1. the Quarterly Report on Form 10-Q of the Registrant, to which this certificate is attached as an exhibit (the "Report"), fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

        2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.





   Dated:   May 13, 2003              /s/ Norman Schwartz
                                      Norman Schwartz
                                      Chief Executive Officer